Interim Condensed Consolidated Statements of Income (Loss) and Comprehensive Income (Loss) (Unaudited) - USD ($) $ in Thousands	3 Months Ended
	Nov. 30, 2022	Nov. 30, 2021
Profit or loss [abstract]
Revenue	$ 9,718
Production costs	(3,518)
Royalty	(697)
Depreciation	(193)
Total cost of sales	(4,408)
Gross profit	5,310
General and administrative expenses	(1,837)	(2,345)
Gain on derivative warrant liabilities	3,365	208
Foreign exchange (losses) gains	(7)	18
Interest and other expenses	(185)	(39)
Income (loss) before tax	6,646	(2,158)
Income tax expense	(1,486)
Net income (loss) and comprehensive income (loss)	5,160	(2,158)
Net income (loss) and comprehensive income (loss) attributable to:
Shareholders	3,512	(2,022)
Non-controlling interests	$ 1,648	$ (136)
Earnings (loss) per share attributable to shareholders
Basic and diluted earnings (loss) per share	$ 0.01	$ (0.01)